UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2026

SIGA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

SIGA Technologies, Inc. (the “Company”) held its 2026 annual meeting of stockholders on June 9, 2026 (the “Annual Meeting”). As further described under Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved an amendment (“Plan Amendment”) to the Company’s Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”), to increase the aggregate number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), authorized for issuance under the 2010 Plan by 6,500,000 shares.

A summary of the Plan Amendment is contained in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2026 (the “Proxy Statement”) and the Supplement to the Proxy Statement filed with the SEC on May 8, 2026 (the “Supplement”), in connection with the Annual Meeting under the heading “PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 6,500,000 SHARES” and are incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2010 Plan and the Plan Amendment, copies of which are attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of the Company held on June 9, 2026, stockholders representing 62,436,105 shares of common stock, or 87.05% of the shares of common stock outstanding as of the April 17, 2026, record date, attended or were represented by proxy. The items listed below were submitted to a vote of the stockholders who attended or were represented by proxy, and were entitled to vote at, the 2026 Annual Meeting. Final voting results are shown below.

At the 2026 Annual Meeting, the stockholders of the Company (i) elected eight director nominees to hold office until the 2026 Annual Meeting of Stockholders of the Company and their successors are elected and qualified and until their earlier resignation or removal, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, (iii) approved the non-binding advisory resolution on the compensation of the Company’s named executive officers, and (iv) approved an amendment to the 2010 Plan to increase the maximum number of shares of Common Stock authorized for issuance under the 2010 Plan from 8,500,000 shares to 15,000,000 shares. Set forth below are the final voting results for the four proposals submitted to a vote of the stockholders.

(1) Election of the following individuals to hold office as directors of the Company for terms of one year.

Name	For	Withheld

Jaymie A. Durnan	45,259,891	5,974,743

Harold E. Ford, Jr	50,828,584	406,050

General John M. Keane	50,710,136	524,498

Joseph W. Marshall, III	45,722,184	5,512,450

Gary J. Nabel, M.D., Ph.D.	46,871,987	4,362,647

Julian Nemirovsky	49,445,175	1,789,459

Diem Nguyen, Ph.D., MBA	49,884,604	1,350,030

Holly L. Phillips, M.D.	48,612,659	2,621,975

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

For	Against	Abstain
62,040,317	343,043	52,745

(3) Approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers.

For	Against	Abstain
48,744,042	2,404,456	86,136

(4) Approval of an amendment to the 2010 Plan to increase the maximum number of shares of Common Stock authorized for issuance under the 2010 Plan from 8,500,000 shares to 15,000,000 shares.

For	Against	Abstain
38,823,234	12,390,841	20,559

With respect Proposals (1), (2) and (4) there were 11,201,471 broker “non votes.”

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are included in this report:

Exhibit No.	Description

10.1	SIGA Technologies, Inc. Amended and Restated 2010 Stock Incentive Plan and its Amendment

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
Name: Daniel J. Luckshire
Title: Chief Financial Officer

Date: June 10, 2026